UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2005

CADENCE DESIGN SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

1-10606
(Commission file number)

Delaware (State or other jurisdiction of incorporation)	77-0148231 (I.R.S. Employer Identification Number)

2655 Seeley Avenue, Building 5 San Jose, California (Address of principal executive offices)	95134 (Zip Code)

Registrant’s telephone number, including area code: (408) 943-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On January 3, 2005, Cadence Design Systems, Inc. (“Cadence”) entered into an Executive Transition and Release Agreement (the “Transition Agreement”), with Lavi Lev pursuant to the Employment Agreement, dated as of May 24, 2004, by and between Cadence and Mr. Lev (the “Employment Agreement”). The Transition Agreement provides that Mr. Lev’s employment as Executive Vice President and General Manager of Cadence terminates as of January 1, 2005 and for the employment of Mr. Lev as an Executive Consultant of Cadence at a monthly salary of $2,000 until the “Termination Date”, which is the earliest to occur of (i) the date on which Mr. Lev resigns from all employment with Cadence; (ii) the date on which Cadence terminates Mr. Lev’s employment due to Mr. Lev’s breach of his duties or obligations under the Transition Agreement; and (iii) February 2, 2006. Under the Transition Agreement, Mr. Lev’s unvested options and outstanding stock awards will continue to vest until the Termination Date and, if Mr. Lev elects to continue coverage under Cadence’s medical, dental and vision insurance plans pursuant to COBRA, Cadence will pay Mr. Lev’s COBRA premiums until the Termination Date. Mr. Lev will also receive a lump-sum payment of $450,000, less applicable tax deductions and withholdings. In addition, provided that Mr. Lev does not resign from employment with Cadence and Cadence does not terminate Mr. Lev’s employment due to Mr. Lev’s breach of his duties or obligations under the Transition Agreement, Mr. Lev will receive a lump-sum payment of $450,000, less applicable tax deductions and withholdings, on the Termination Date. The Transition Agreement also requires Mr. Lev to comply with non-solicitation and non-competition provisions in favor of Cadence and to release Cadence from all claims related to his employment.

     A copy of the Transition Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by this reference.

Item 1.02. Termination of a Material Definitive Agreement

     The Employment Agreement (as defined in Item 1.01 above) was terminated on January 3, 2005 upon the parties’ entering into the Transition Agreement described in Item 1.01 above. The Transition Agreement was entered into in connection with Mr. Lev’s resignation as Executive Vice President and General Manager of Cadence.

     A copy of the Employment Agreement is filed as Exhibit 10.79 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 10, 2004.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
No.	Description
10.1	Executive Transition and Release Agreement between Cadence Design Systems, Inc. and Lavi Lev, entered into on January 3, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2005

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ William Porter
William Porter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Executive Transition and Release Agreement between Cadence Design Systems, Inc. and Lavi Lev, entered into on January 3, 2005